UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 29, 2007

Majesco Entertainment Company

(Exact Name of Registrant as Specified on its Charter)

Delaware

(State or Other Jurisdiction of Incorporation or Organization)

333-70663 (Commission File Number)	06-1529524 (IRS Employer Identification Number)

160 Raritan Center Parkway, Edison, NJ 08837 (Address of Principal Executive Offices)

(732) 225-8910
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

See Item 3.02.

Item 3.02 Unregistered Sales of Equity Securities

On August 29, 2007, Majesco Entertainment Company (the “Company”) entered into a Securities Purchase and Registration Rights Agreement (the “Purchase Agreement”) with the investors named therein (the “Investors”). On September 5, 2007, under the Purchase Agreement, the Company sold to Investors 3,966,668 units (the “Units”), with each unit consisting of one share of common stock (the “Common Shares”) and a warrant to purchase 0.40 share of common stock (the “Warrants”), for an aggregate of 3,966,668 shares of common stock and warrants to purchase an aggregate of up to 1,586,668 shares of common stock. The Units were sold for a per Unit price of $1.50, and an aggregate purchase price of $5,950,000 (the “Offering”). The Warrants issued by the Company as part of the Units entitle the Investors to purchase shares of common stock at an exercise price of $2.04 per share (the “Warrant Shares”). In connection with the Offering, the Company issued to its placement agent, MDB Capital Group, LLC, 277,667 shares of common stock (the "Placement Agent Shares") and warrants to purchase up to 111,067 shares of common stock at an exercise price of $2.04 per share (the “Placement Agent Warrant Shares”). The Company expects to use the proceeds of the Offering for working capital. A copy of the Purchase Agreement and the Warrant are furnished as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

The Company is obligated under the Purchase Agreement to prepare and file with the Commission, within 45 days of the closing of the Offering, a registration statement covering the resale of the Common Shares, the Warrant Shares, the Placement Agent Shares and the Placement Agent Warrant Shares. The Company is obligated to cause the registration statement to become effective within 120 days of the closing of the Offering. The registration statement will provide for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Company must also use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until the earlier of the date that all Common Shares, Warrant Shares, Placement Agent Shares and Placement Agent Warrant Shares issued or issuable under the Purchase Agreement have been sold or can be sold publicly under Rule 144(k), or two years after the registration statement becomes effective. The Company is obligated to pay the costs and expenses of such registration.

The offer and sale of the Units, the common stock and the warrants was made in reliance upon exemptions from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the Commission under the Securities Act.

ITEM 7.01 Regulation FD Disclosure

The Company issued a Press Release today announcing the Offering. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1	Securities Purchase and Registration Rights Agreement dated August 29, 2007 by and among Majesco Entertainment Company and the Investors named therein
Exhibit 4.2	Form of Common Stock Purchase Warrant
Exhibit 99.1

Press Release dated September 5, 2007 announcing the closing under the Securities Purchase and Registration Rights Agreement dated August 29, 2007 by and among Majesco Entertainment Company and the Investors named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2007

MAJESCO ENTERTAINMENT COMPANY
By:	/s/ Jesse Sutton
	Name:	Jesse Sutton
	Title:	Interim Chief Executive Officer

Exhibit Index

Exhibit	Description
Exhibit 4.1	Securities Purchase and Registration Rights Agreement dated August 29, 2007 by and among Majesco Entertainment Company and the Investors named therein
Exhibit 4.2	Form of Common Stock Purchase Warrant
Exhibit 99.1

Press Release dated September 5, 2007 announcing the closing under the Securities Purchase and Registration Rights Agreement dated August 29, 2007 by and among Majesco Entertainment Company and the Investors named therein